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American Odyssey Funds, Inc.                                          Prospectus
                                                                      Supplement
                                                                 August 26, 1999

This information revises the May 1, 1999 prospectus and prospectus supplement for American Odyssey Funds, Inc.

Item 5 of the prospectus supplement, the paragraph regarding Leland Crabbe, is deleted. On page 17 of the prospectus, the paragraph regarding Diane Damskey, is replaced with the following:

        "Maryam Ettehadieh serves as Vice President and is a Portfolio Manager at CSAM. She specializes in emerging markets. She joined CSAM in 1993 as a research analyst with primary research responsibilities for Spain, Denmark, Belgium and Austria. She became a portfolio manager in 1994. She currently has overall responsibility for the London and New York emerging market teams. Ms. Ettehadieh has had responsibility for the Global High-Yield Bond Fund since 1999."